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                        NEW ISSUE COMPUTATIONAL MATERIALS
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                                  GMAC RFC LOGO


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                           $435,423,000 (APPROXIMATE)
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                          RFMS II SERIES 2001-HI3 TRUST
                             HOME LOAN-BACKED NOTES
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                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                                    DEPOSITOR

                         RESIDENTIAL FUNDING CORPORATION
                           SELLER AND MASTER SERVICER
--------------------------------------------------------------------------------

          The following is a preliminary Term Sheet. All terms and statements are subject to change.




                      RESIDENTIAL FUNDING SECURITIES LOGO

                                 AS UNDERWRITER





                                  JUNE 11, 2001



________________________________________________________________________________

This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION
________________________________________________________________________________

The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

________________________________________________________________________________

This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2001-HI3
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------------
 GROUP                                            I               II            TOTAL
--------------------------------------------------------------------------------------
 Percent of Aggregate Pool                   97.55%            2.45%          100.00%
--------------------------------------------------------------------------------------
 Current Principal Balance (as of      $415,058,883      $10,423,158     $425,482,040
6/1/01)
 Loan Count                                  10,751              182           10,933
 Average Current Principal Balance          $38,607          $57,270          $38,917
 Range of Current Principal                $8,011 -        $11,494 -         $8,011 -
Balance                                    $100,000          $99,914         $100,000
        Up to $25,000.00                      9.46%            1.16%            9.26%
        $25,000.01 to $50,000.00             63.11%           28.76%           62.27%
        $50,000.01 to $75,000.00             26.72%           64.78%           27.65%
        $75,000.01 to $100,000.00             0.71%            5.30%            0.82%
--------------------------------------------------------------------------------------
  GROSS COUPON
  Weighted Average                          13.559%          13.138%          13.548%
  Range of Gross Coupons           8.300% - 19.200% 6.000% - 17.875% 6.000% - 19.200%
        6.000% to 6.999%                      0.00%            0.71%            0.02%
        8.000% to 8.999%                      0.02%            0.78%            0.04%
        9.000% to 9.999%                      0.16%            0.11%            0.15%
        10.000% to 10.999%                    0.71%            0.34%            0.70%
        11.000% to 11.999%                   11.17%           11.16%           11.17%
        12.000% to 12.999%                   29.20%           34.37%           29.32%
        13.000% to 13.999%                   32.43%           33.89%           32.47%
        14.000% to 14.999%                   14.85%           15.73%           14.88%
        15.000% to 15.999%                    6.34%            1.24%            6.22%
        16.000% to 16.999%                    3.26%            0.00%            3.18%
        17.000% to 17.999%                    1.59%            1.68%            1.59%
        18.000% to 18.999%                    0.25%            0.00%            0.25%
        19.000% to 19.999%                    0.01%            0.00%            0.01%
--------------------------------------------------------------------------------------
 WA Original Term to Maturity                   237              250              237
(mos)
 WA Remaining Term to Maturity                  235              248              235
(mos)
        Up to 60                              0.24%            0.57%            0.24%
        61 to 120                             3.87%            1.19%            3.80%
        121 to 180                           38.48%           30.31%           38.28%
        181 to 240                           16.10%           16.62%           16.11%
        241 to 300                           41.32%           51.31%           41.57%
--------------------------------------------------------------------------------------
  CREDIT SCORE
  Weighted Average                              695              703              695
  Range of Credit Scores                 640 to 802       641 to 795       640 to 802
        640 to 659                            7.14%            2.53%            7.03%
        660 to 679                           23.92%           19.72%           23.82%
        680 to 699                           25.84%           26.31%           25.85%
        700 to 719                           23.61%           23.92%           23.61%
        720 to 739                           12.67%           15.71%           12.74%
        740 to 759                            4.91%            6.87%            4.96%
        760 to 779                            1.54%            4.24%            1.61%
        780 to 799                            0.36%            0.70%            0.37%
        800 to 819                            0.01%            0.00%            0.01%
--------------------------------------------------------------------------------------


________________________________________________________________________________

This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2001-HI3
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------------
 GROUP                                            I               II            TOTAL
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
 Percent of Aggregate Pool                   97.55%            2.45%          100.00%
--------------------------------------------------------------------------------------
 Balloon / Fully Amortizing          0.31% / 99.69%   1.15% / 98.85%   0.33% / 99.67%
 First Lien / Second Lien            0.05% / 99.95%  0.00% / 100.00%   0.05% / 99.95%
--------------------------------------------------------------------------------------
   ORIGINAL CLTV
   Weighted Average                         117.25%          114.01%          117.17%
        Up to 50.00%                          0.07%            0.00%            0.06%
        50.01% to 60.00%                      0.02%            0.00%            0.01%
        60.01% to 70.00%                      0.13%            0.00%            0.13%
        70.01% to 80.00%                      0.51%            0.89%            0.52%
        80.01% to 90.00%                      0.67%            0.48%            0.66%
        90.01% to 100.00%                     3.92%            4.51%            3.93%
        100.01% to 105.00%                    3.94%            8.47%            4.05%
        105.01% to 110.00%                    9.40%           15.35%            9.55%
        110.01% to 115.00%                   14.46%           25.07%           14.72%
        115.01% to 120.00%                   19.68%           22.08%           19.74%
        120.01% to 125.00%                   47.21%           22.46%           46.60%
        125.01% to 130.00%                    0.01%            0.69%            0.02%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
  DEBT-TO-INCOME RATIO
   Weighted Average                          40.27%           41.28%           40.29%
        Up to 5.000%                          0.01%            0.00%            0.01%
        10.001% to 15.000%                    0.07%            0.00%            0.07%
        15.001% to 20.000%                    0.47%            0.00%            0.46%
        20.001% to 25.000%                    2.19%            3.37%            2.22%
        25.001% to 30.000%                    6.50%            4.76%            6.45%
        30.001% to 35.000%                   14.12%           10.71%           14.04%
        35.001% to 40.000%                   21.48%           19.87%           21.44%
        40.001% to 45.000%                   34.31%           32.27%           34.26%
        45.001% to 50.000%                   20.82%           29.01%           21.02%
        50.001% to 55.000%                    0.03%            0.00%            0.03%
--------------------------------------------------------------------------------------
   JUNIOR RATIO
   Weighted Average                          30.43%           20.60%           30.19%
        Up to 10.000%                         0.12%            2.89%            0.19%
        10.001% to 20.000%                   11.49%           45.96%           12.34%
        20.001% to 30.000%                   41.94%           47.70%           42.08%
        30.001% to 40.000%                   31.75%            1.95%           31.02%
        40.001% to 50.000%                   11.14%            0.87%           10.89%
        50.001% to 60.000%                    2.64%            0.62%            2.59%
        60.001% to 70.000%                    0.70%            0.00%            0.69%
        70.001% to 80.000%                    0.17%            0.00%            0.17%
        80.001% to 90.000%                    0.03%            0.00%            0.03%
        90.001% to 100.000%                   0.01%            0.00%            0.01%
--------------------------------------------------------------------------------------


________________________________________________________________________________

This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2001-HI3
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------------
 GROUP                                            I               II            TOTAL
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
 Percent of Aggregate Pool                   97.55%            2.45%          100.00%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
  RESIDUAL INCOME
   Weighted Average                          $3,277           $5,887           $3,340
        Up to $1499.99                        0.05%            0.34%            0.06%
        $1500.00 - $1999.99                  11.06%            1.33%           10.82%
        $2000.00 - $2999.99                  38.34%            2.12%           37.45%
        $3000.00 - $3999.99                  28.33%           15.75%           28.02%
        $4000.00 - $4999.99                  12.63%           18.82%           12.78%
        $5000.00 - $5999.99                   6.00%           24.96%            6.47%
        $6000.00 and above                    3.59%           36.68%            4.40%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
PROPERTY TYPE
 Single Family                               90.95%           85.64%           90.82%
 PUD Detached                                 4.47%           12.73%            4.67%
 Condominium                                  2.61%            1.15%            2.57%
 PUD Attached                                 0.98%            0.48%            0.97%
 Townhouse                                    0.63%            0.00%            0.62%
 2 - 4 Family                                 0.33%            0.00%            0.32%
 Manufactured Housing                         0.03%            0.00%            0.03%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
OCCUPANCY STATUS
 Owner Occupied                             100.00%          100.00%          100.00%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
DOCUMENTATION
 Full Documentation                         100.00%          100.00%          100.00%
--------------------------------------------------------------------------------------
LOAN PURPOSE
 Debt Consolidation                          86.94%           79.33%           86.75%
 Cash Out                                     8.22%            9.93%            8.26%
 Home Improvement / Debt                      1.95%            1.92%            1.95%
Consolidation
 Rate/Term Refinance                          1.56%            2.87%            1.59%
 Home Improvement                             0.11%            1.91%            0.16%
 Convenience                                  0.05%            1.13%            0.07%
 Purchase Money                               0.00%            0.48%            0.01%
 Education                                    0.01%            0.00%            0.01%
 Other                                        1.18%            2.44%            1.21%
--------------------------------------------------------------------------------------
PREPAYMENT PENALTY TERMS
        None                                 48.70%           55.85%           48.87%
        12 months                             0.62%            1.27%            0.64%
        24 months                             0.28%            0.00%            0.27%
        36 months                            48.21%           40.36%           48.02%
        60 months                             1.74%            0.86%            1.72%
        Other (not more than 60               0.44%            0.51%            0.45%
        months)
        Other (more than 60                   0.00%            1.16%            0.03%
        months)
--------------------------------------------------------------------------------------
GEOGRAPHIC CONCENTRATION (> 5%)            8.02% CA        28.66% CA         8.52% CA
-------------------------------
                                           7.43% FL         8.34% MD         7.32% FL
                                           5.46% MD         6.88% VA         5.53% MD
                                           5.34% PA                          5.37% VA
                                           5.34% VA                          5.23% PA
                                           5.02% OH
--------------------------------------------------------------------------------------

________________________________________________________________________________

This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER